STOCK REDEMPTION AND SALE AGREEMENT


     This Stock Redemption and Sale Agreement (this "Agreement") is made effective as of the 31st day of August, 1999, by and between Open Plan Systems, Inc., a Virginia corporation (the "Company") and those persons named as Buyers in Exhibit A hereto (collectively, the "Buyers" and each a "Buyer").

                                                     RECITALS:

     WHEREAS, Stan A. Fischer (the "Seller") desires to sell the 993,542 issued and outstanding shares (the "Shares") of the common stock of the Company beneficially held by him, and the Buyers desire to purchase, in the aggregate, 160,000 of such Shares; and

     WHEREAS, certain persons (the "Direct Purchasers") have entered into a certain Stock Purchase Agreement of even date herewith between the Seller, the Company and such Direct Purchasers (the "Fischer Agreement"), whereby such Direct Purchasers shall acquire some of the Shares from the Seller; and

     WHEREAS, Great Lakes Capital, LLC ("LLC") and Great Lakes Capital, Inc. ("GLC"; LLC and GLC and their affiliates, including for the purposes hereof, the Buyers, are sometimes collectively referred to herein as the "Great Lakes Group"), beneficially hold approximately 891,000 shares of the Common Stock of the Company, or approximately 16.66% of the total of such shares outstanding; and

     WHEREAS, the Buyers' entering into the Fischer Agreement and purchasing 160,000 Shares could cause the Great Lakes Group to trigger the provisions of the Virginia Control Share Acquisitions statute, as set forth in Article 14.1 of the Virginia Stock Corporation Act (the "Statute"), whereupon members of the Great Lakes Group would not be entitled to voting rights with respect to certain of the shares of Common Stock of the Company held by them; and

     WHEREAS, the Company, GLC and LLC entered into a certain Voting and Standstill Agreement (the "Great Lakes Agreement") dated as of June 17, 1998, whereby, among other things, the parties agreed to certain limitations on the beneficial ownership of the Common Stock of the Company by the Great Lakes Group, which limitations are generally in excess of that level of beneficial ownership which would trigger the Statute; and

     WHEREAS, the Great Lakes Agreement, in Section 3.1(d), provides generally that the Company will cooperate with the Great Lakes Group so that its members may effect an acquisition of Common Stock of the Company, otherwise permitted under the Great Lakes Agreement, from being subjected to the provisions of the Statute; and

     WHEREAS, members of the Great Lakes Group have requested that the Company, pursuant to Section 3.1(d) of the Great Lakes Agreement, purchase 160,000 of the Shares at a price of $2.50 per share, and immediately thereafter issue a like number of shares of Common Stock to the Buyers for $2.50 per share (the "Transaction"); and

     WHEREAS, the Company, believing it to be in the best interests of the Company and all of its shareholders to help facilitate the purchase of the Shares from the Seller, has agreed to facilitate the Transaction; and

     WHEREAS, the Company and the Buyers wish to enter into this Agreement to effect the Transaction on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I

                         SALE AND DELIVERY OF THE SHARES

     1.1 Redemption of the Shares. Pursuant to the Fischer Agreement, the Company shall purchase and redeem 160,000 Shares (which Shares are in addition to, and separate and apart from, other Shares which the Company shall purchase and redeem pursuant to the Fischer Agreement).

     1.2 Purchase and Sale of the New Shares. Subject to the terms and conditions of this Agreement, at the closing of the transactions contemplated by this Agreement and the Fischer Agreement (the "Closing"), the Company agrees to issue, sell and convey to each of the Buyers, and the Buyers severally agree to purchase, acquire and accept from the Company, the number of shares of the Company's Common Stock (the "New Shares") set forth opposite the name of each on Exhibit A hereto.

     1.3 Purchase Price; Escrow.

     (a) The purchase price for each New Share shall be $2.50, and the aggregate respective purchase price for the New Shares to be paid by each of the Buyers (the "Purchase Price") is set forth opposite the name of each in Exhibit A. At the Closing, each Buyer shall pay to the Company its respective Purchase Price for the New Shares in immediately available funds. Such payments shall be effected through Williams, Mullen, Clark & Dobbins ("WMCD"), counsel to the Company, who shall serve as escrow agent. At least two (2) days prior to the Closing, each Buyer shall provide to and deposit with WMCD available funds equal to its respective Purchase Price for the New Shares. Such escrow deposits may be effected by wire transfer as provided below:


                        ESCROW WIRE TRANSFER INSTRUCTIONS

Wire to: Wachovia Bank, Richmond, Va.

ABA No.: 051000253

Acct. No.: 7901181866

Acct. Name: Williams, Mullen, Clark & Dobbins General Trust Account

Contact Nathan Hatfield at 643-1991 X1339 to verify receipt of wire.


     (b) The parties authorize WMCD to pay all such escrowed funds (the "Escrowed Funds") to the Seller upon:

          (i) WMCD having received in such escrow, including funds received from the Direct Purchasers, a total of $2,483,855 (the total purchase price due the Seller for the sale of the Shares pursuant to the Fischer Agreement) in available funds;

          (ii) Receipt by WMCD of certificates evidencing the 993,542 Shares, along with duly executed stock powers providing for the transfer of the Shares to the Direct Purchasers and the Company as provided in the Fischer Agreement; and

          (iii) WMCD having received no objection prior to the Closing from any Buyer hereunder or any Direct Purchaser or the Company.

     (c) The Company and each of the Buyers hereby expressly authorize the manner of payment set forth in this Section 1.3. Without limiting the foregoing, the parties agree that the payment of the Escrowed Funds to the Seller shall constitute payment in full to the Company by the Buyers for the New Shares, as fully and completely as if such funds had been paid directly to the Company.

     (d) If the Closing for any reason does not occur on or before September 23, 1999, then WMCD shall promptly thereafter return all Escrowed Funds to the respective Buyers having paid in such funds.

     1.4 Delivery of Share Certificates. With fifteen (15) days following the Closing, the Company shall deliver certificates representing the New Shares to each Buyer in the amounts set forth on Exhibit A.

     1.5 Closing Date and Time. The Closing shall take place on September 15, 1999 at 11:00 a.m. (Richmond, Virginia time) at the offices of WMCD, 1021 East Cary Street, Richmond, Virginia 23219, or at such earlier date and time as may be mutually agreed upon by the parties, which Closing shall take place concurrently with the closing of the transactions provided for in the Fischer Agreement (the day of the Closing is referred to herein as the "Closing Date").

     1.6 Order of Transactions. The purchases of the New Shares by the Buyers hereunder shall be deemed to occur concurrently with the transactions set forth in the Fischer Agreement, including but not limited to the purchase and redemption by the Company of certain Shares held by the Seller.

                                   ARTICLE II

                    CERTAIN COVENANTS RELATING TO THE COMPANY

     2.1 Registration of Shares.

     (a) Following the Closing, the Company shall use its reasonable best efforts to file as soon as practicable a registration statement (the
"Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"), to register the resale of the New Shares by the Buyers and to cause such Registration Statement to become effective as soon as practicable after the filing thereof with the SEC. The Company shall use its reasonable best efforts to maintain the effectiveness of such Registration Statement for a period ending on the earlier of (i) the second anniversary of the Closing Date, (ii) all of the New Shares having been sold by the Buyers, or (iii) the New Shares having ceased to be outstanding.

     (b) The Company shall notify the Buyers at any time when a prospectus is required to be delivered under the Securities Act with respect to one or more of the New Shares, and of the Company's becoming aware that a prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall proceed as soon as practicable to prepare and furnish to the Buyers a reasonable number of copies of an amendment to such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

     (c) The Company shall notify the Buyers in the event of the issuance of any stop order of which the Company or its counsel is aware suspending the effectiveness of the Registration Statement or any order suspending or preventing the use of any related prospectus or suspending the registration or qualification of any New Shares for sale in any jurisdiction, and in such event the Company shall use its reasonable best efforts to obtain the withdrawal of any such order as soon as practicable.

     (d) The Buyers agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 2.2(b) or (c) above, the Buyers will forthwith discontinue the transfer or disposition of any New Shares pursuant to the prospectus relating to the Registration Statement covering such New Shares until the Buyers receive copies of the amended or supplemented prospectus contemplated by Section 2.2(b) or the withdrawal of any order contemplated by Section 2.2(c), and, if so directed by the Company, the Buyers will deliver to the Company all copies, other than permanent file copies then in the Buyers' possession, of the prospectus covering such New Shares at the time of receipt of such notice.

     (e) The Buyers, severally and not jointly, will, and hereby agree to, indemnify and hold harmless and defend the Company and the Company's officers, directors, employees, agents, representatives and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any alleged untrue statement in, or any omission or alleged omission from, the Registration Statement, any prospectus or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Buyer from time to time specifically for use in the Registration Statement, or the prospectus or any such amendment or supplement thereto. Such indemnity shall survive the transfer of the Shares by the Buyers.

     2.2 One Registration Statement. The parties hereto agree that, for the purposes of Section 2.1, the New Shares of the Buyers shall be aggregated with the Shares purchased by the Direct Purchasers under the Fischer Agreement, all such shares shall be subject to one and the same registration and all such shares shall be treated as nearly identically as is practicable. Without limiting the foregoing, the Buyers agree that they have no right hereunder to require the Company to effect a registration of the New Shares which registration is separate and apart from the registration by the Company of the Shares under the Fischer Agreement, so long as the registration of such Shares and the New Shares can be effected in the same registration.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to each of the Buyers, as of the date of this Agreement and as of the Closing, as follows:

     3.1 No Encumbrances on New Shares. At the Closing, upon payment of the Purchase Price for the Shares, the Buyers shall receive good and marketable title to the respective New Shares sold to each of them, free of any liens, encumbrances, pledges, security interests, restrictive agreements, options, rights of first refusal, transfers or restrictions, conditional sales agreements, voting trust arrangements or claims of any nature whatsoever.

     3.2 Authorization of New Shares. When issued at the Closing in exchange for payment pursuant to this Agreement, the New Shares will be duly authorized and validly issued, fully paid and nonassessable and not subject to any preemptive or similar rights.

     3.3 Recitals. The Recitals hereto, to the extent that they relate to the Company, are true and correct in all material respects.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE BUYERS

     Each Buyer, severally and not jointly, represents and warrants, as of the date of this Agreement and as of the Closing Date, as follows:

     4.1 New Shares are Restricted until Registration. Each Buyer understands that the New Shares to be purchased by him have been sold in reliance upon, among other things, the representations made by him herein, and have not been registered under the Securities Act or the securities laws of any state. Each Buyer understands and agrees that the New Shares to be purchased by him, or any portion thereof, will not be freely transferable and may not be resold, transferred or assigned by him except (i) pursuant to the Registration Statement during the effectiveness thereof and subject to the provisions of Article II hereof, or (ii) upon the delivery to the Company of an opinion of legal counsel for such Buyer stating that registration is not required under applicable federal and state securities laws. Each Buyer agrees that a statement or legend reflecting the foregoing limitations on the resale or transfer of the New Shares, or any portion thereof, may appear on any certificate evidencing the Shares; provided, however, that the Company consents to the removal of any such legend upon the Registration Statement becoming effective and remaining effective during the period described in the second sentence of Section 2.1(a).

     4.2 No Distribution of the Shares. Each Buyer seeks to acquire the New Shares for investment for his own account and beneficial interest (and not for the account or interest of any other person or persons) and has no present intention of dividing them with others or reselling, assigning or otherwise distributing the New Shares to others.

     4.3 Available Information. Each Buyer understands and agrees that:

          (a) The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the SEC and that:

               (i) such reports, proxy statements and other information filed by the Company are available to the Buyer and can be inspected and copied at the public reference facilities maintained at the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549-1004, and at various regional offices of the SEC;

               (ii) copies of such materials can be obtained by the Buyer by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549-1004, at prescribed rates; and

               (iii) the SEC maintains a website (http://www-sec.gov) that contains reports, proxy statements and other information regarding the Company, which may be accessed by the Buyer.

          (b) The Buyer acknowledges receipt of and has reviewed the copy of the Company's report on Form 10-Q for the quarter ended June 30, 1999, which is attached hereto as Exhibit B.

          (c) The Buyer acknowledges receipt of, and has reviewed, the Company's 1998 Annual Report to Shareholders and Proxy Statement dated April 13, 1999, which have been provided to all shareholders of record.

          (d) In determining whether or not to make an investment in the New Shares, the Buyer has relied solely upon information set forth in the SEC filings and other reports described above and independent investigations made by him and his purchaser representative(s), if any.

          (e) The Buyer and his purchaser representative(s), if any, have been given ample opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the New Shares and to obtain additional information necessary to verify the accuracy of the information set forth in the SEC filings and other reports set forth above.

     4.4 Accredited Investor. The Buyer is an "accredited investor" as such term is defined under Rule 501 of the Securities Act because:

     (a) The Buyer is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     (b) The Buyer is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same level in the current year;

     (c) The Buyer is a director or executive officer of the Company; or

     (d) The Buyer is an entity in which all the equity owners are accredited investors.

     4.5 Sophisticated Investor.

     (a) The Buyer, either alone or with a purchaser representative, has a sufficient degree of sophistication to understand and evaluate the merits and risks associated with an investment in the New Shares.

     (b) The Buyer's overall commitment to investments which are not readily marketable is not disproportionate to his net worth and his investment in the New Shares will not cause such overall commitment to become excessive.

     (c) The Buyer has adequate net worth and means for providing for any current needs and contingencies such that he is able to sustain a complete loss of his investment in the New Shares, and he has no need for liquidity in such investment.

     (d) The Buyer has evaluated the risks of investing in the New Shares.

     (e) The Buyer has such knowledge and experience of financial and business matters that he is capable of evaluating the merits and risks of an investment in the New Shares.

     4.6 Recitals. The Recitals hereto, to the extent that they relate to the Great Lakes Group or such Buyer individually, are true and correct in all material respects.

                                    ARTICLE V

                              CONDITIONS TO CLOSING

     5.1 Conditions to Obligations of Buyers. The obligations of the Buyers under this Agreement are subject to the fulfillment, at the Closing, of the following conditions precedent, compliance with which, or the occurrence of which may be waived prior to the Closing in writing by all of the Buyers in their sole discretion:

     (a) The representations and warranties of the Company shall be true on and as of the Closing Date as though such representations and warranties were made on and as of such date.

     (b) The Company shall have performed and complied with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

     5.2 Conditions to Obligations of Company. The obligations of the Company under this Agreement are subject to the fulfillment, at the Closing, of the following conditions precedent, compliance with which, or the occurrence of which may be waived prior to the Closing in writing by the Company in its sole discretion:

          (a) The representations and warranties of each of the Buyers shall be true on and as of the Closing as though such representations and warranties were made on and as of such date.

          (b) Each Buyer shall have performed and complied with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

          (c) The Company shall have received at the Closing the Purchase Price from each of the Buyers pursuant to the requirements of Section 1.3.

                                   ARTICLE VI

                                EQUITABLE RELIEF

     Each party understands and agrees that money damages alone would not be a sufficient remedy for any breach of this Agreement by any other party and that any party hereto shall be entitled to injunctive or equitable relief, as a remedy for any such breach by another party. Such remedies shall not be deemed to be exclusive remedies for a breach of this Agreement, but shall be in addition to all other remedies available at law or in equity.

                                   ARTICLE VII

                               GENERAL PROVISIONS

     7.01 Further Assurances. Each of the parties shall, at any time and from time to time after the Closing, upon the request of any other party hereto, and without further consideration, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, any and all such further acts, deeds, assignments, transfers, conveyances and assurances as may reasonably be required by the requesting party to further evidence or effectuate the transactions set forth or contemplated by this Agreement.

     7.02 Survival of Representations and Warranties. The representations and warranties contained in this Agreement shall survive the Closing for the full period of the applicable statute of limitations with respect thereto, if any, or otherwise indefinitely.

     7.03 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Virginia applicable to contracts made and to be wholly performed in such state.

     7.04 Entire Agreement; Amendment. This Agreement, and the exhibits attached hereto, constitute the entire agreement among the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings. No amendment, modification or waiver of this Agreement shall be valid unless in each instance such amendment, modification or waiver is in writing or signed by the parties.

     7.05 Notices. Any notice or other communication to be given hereunder by any party to another shall be deemed to be received by the intended recipient
(a) when delivered personally, (b) the day following delivery to a nationally recognized overnight courier service with proof of delivery, or (c) three days after mailing by certified mail, postage prepaid with return receipt requested, in each case addressed to the intended recipient as set forth below with applicable postage or delivery fees prepaid or billing therefor arranged to the sender:

     If to the Buyers, to each of the Buyers at the addresses set forth on Exhibit A hereto.

          If to the Company, to:     John L. Hobey
                                     Chief Executive Officer
                                     Open Plan Systems, Inc.
                                     4299 Carolina Avenue, Building C
                                     Richmond, Virginia  23222

          with copies to:            Theodore L. Chandler, Jr., Esquire
                                     Williams, Mullen, Clark & Dobbins, P.C.
                                     1021 East Cary Street
                                     Richmond, Virginia  23219

     7.06 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. None of the parties may assign any provision of this Agreement without the prior written consent of the other parties.

     7.07 Interpretations. The headings to the sections of this Agreement are for the convenience of reference only and do not form part of this Agreement and shall not affect interpretations thereof. Unless the context indicates otherwise, words in a singular number shall be deemed to include words in the plural and vice versa, and words in one gender shall be deemed to include words in other genders.

     7.08  Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, all of which shall, in the aggregate, be considered one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                                                     BUYERS:


                                                     /s/ Thomas H. Corson
                                                     Thomas H. Corson

                                                     /s/ William F. Crabtree
                                                     William F. Crabtree

                                                     /s/ John L. Hobey
                                                     John L. Hobey

                                                     /s/ Charles Kaufmann
                                                     Charles Kaufmann

                                                     /s/ W. Sydnor Settle
                                                     W. Sydnor Settle

                                                     THE COMPANY

                                                     OPEN PLAN SYSTEMS, INC.


                                              By:    /s/ Anthony F. Markel
                                                     Anthony F. Markel
                                                     Chairman of the Board

Exhibits:

     Exhibit A - Buyers' Purchase Obligations
     Exhibit B - Company's Form 10-Q for the quarter ended June 30, 1999



I:\WMCDLIB\BILLPIT\0554248.02

                                    EXHIBIT A

                   Buyers' and Company's Purchase Obligations


------------------------------------------- -------------------------------------- --------------------------------------

           Names and Addresses                        Number of Shares
                    Of                                      to be
                  Buyers                               to be Purchased                        Purchase Price

------------------------------------------- -------------------------------------- --------------------------------------


Thomas H. Corson                                           50,000                                 $125,000
600 Sky View Drive
Middleburg, IN  46540


------------------------------------------- -------------------------------------- --------------------------------------

William F. Crabtree                                         4,000                                    10,000
Open Plan Systems, Inc.
4299 Carolina Avenue, Bldg. C
Richmond, VA  23222

------------------------------------------- -------------------------------------- --------------------------------------

John L. Hobey                                              50,000                                   125,000
Open Plan Systems, Inc.
4299 Carolina Avenue, Bldg. C
Richmond, VA  23222

------------------------------------------- -------------------------------------- --------------------------------------

Charles Kaufmann                                            6,000                                    15,000
Holland Kaufmann and Bartels
289 Greenwich Avenue
Greenwich, CT  06830

------------------------------------------- -------------------------------------- --------------------------------------

W. Sydnor Settle                                           50,000                                   125,000
Great Lakes Capital
310 South Street, 3rd Floor
Morristown, NJ  07960

------------------------------------------- -------------------------------------- --------------------------------------
         Total                                             160,000                               $400,000

------------------------------------------- -------------------------------------- --------------------------------------

                                    EXHIBIT B



           [The Issuer's Form 10-Q for the quarterly period ended June
            30, 1999, previously filed with the Commission, has been
                                    omitted.]